UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8985

LMP Corporate Loan Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2012

ITEM 1.  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2012

Semi-Annual Report

LMP Corporate Loan Fund Inc.
(TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	LMP Corporate Loan Fund Inc.

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

What’s inside

Letter from chairman	II

Investment commentary	III

Schedule of investments	1

Statement of assets and liabilities	10

Statement of operations	11

Statements of changes in net assets	12

Statement of cash flows	13

Financial highlights	14

Notes to financial statements	16

Board approval of management and subadvisory agreements	24

Additional shareholder information	30

Dividend reinvestment plan	31

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of LMP Corporate Loan Fund Inc. for the six-month reporting period ended March 31, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 27, 2012

LMP Corporate Loan Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended March 31, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.8% in the third quarter of 2011. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department’s initial estimate for first quarter 2012 GDP growth was 2.2%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.0%. Unemployment then generally declined over the next six months and was 8.2% in March 2012, the lowest rate since February 2009. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, the inventory of unsold homes moved lower versus the previous month in March 2012 and home prices increased. The NAR reported that the median existing-home price for all housing types was $163,800 in March 2012, up 2.5% from March 2011.

After experiencing a soft patch in the summer of 2011, the manufacturing sector expanded at a stronger pace during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011, it had a reading of 50.6, its lowest reading in two years (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. After dipping to 52.4 in February, the PMI rose to 53.4 in March. In addition, fifteen of the eighteen industries tracked by the Institute for Supply Management expanded in March. In contrast, only nine and eleven industries expanded in January and February 2012, respectively.

IV	LMP Corporate Loan Fund Inc.

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended March 31, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 1.92%, respectively. Two-year Treasuries hit their low for the reporting period of 0.21% in mid-January 2012, and ten-year Treasuries reached their reporting period trough of 1.80% in early October 2011. With the economy gathering some momentum, Treasury yields moved higher toward the end of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March given renewed fears over the European sovereign debt crisis. When the reporting period ended on March 31, 2012, two-year Treasury yields were 0.33% and ten-year Treasury yields were 2.23%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” The Fed repeated this point at its meeting in April (after the reporting period ended), saying “To support a stronger economic recovery and to help ensure that inflation, over time, is at the rate most consistent with its dual mandate, the Committee expects to maintain a highly accommodative stance for monetary policy.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was robust in October 2011, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. A flight to quality then occurred in November given fears regarding the situation in Europe. Risk appetite returned over the next three months of the period as the U.S. economy gained further traction. However, concerns related to Europe triggered another bout of risk aversion in March. For the six months ended March 31, 2012, the Barclays Capital U.S. Aggregate Indexv returned 1.43%.

Performance review

For the six months ended March 31, 2012, LMP Corporate Loan Fund Inc. returned 10.97% based on its net asset value (“NAV”)vi and 14.98% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Loan Participation Closed-End Funds Category Averagevii returned 10.22% for the same period. Please note that

LMP Corporate Loan Fund Inc.	V

Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.37 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2012 (unaudited)

Price Per Share	6-Month Total Return*

$12.60 (NAV)	10.97%†
$11.90 (Market Price)	14.98%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*       Total returns are based on changes in NAV or market price, respectively.

†         Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

‡       Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 27, 2012

RISKS: The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short-term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may

VI	LMP Corporate Loan Fund Inc.

Investment commentary (cont’d)

experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High-yield/lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i           Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii        The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii     The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv      The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v         The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi      Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii   Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 31 funds in the Fund’s Lipper category.

LMP Corporate Loan Fund Inc. 2011 Semi-Annual Report	1

Schedule of investments (unaudited)

March 31, 2012

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Senior Loans (a) — 136.2%
Aerospace/Defense — 2.1%
DigitalGlobe Inc., Term Loan B	5.750%	10/7/18	$1,197,000	$1,153,210
Transdigm Inc., New Term Loan B	4.000%	2/14/17	1,521,014	1,524,056
Total Aerospace/Defense				2,677,266
Air Transport — 1.0%
United Airlines Inc., Term Loan B	2.250%	2/3/14	1,283,531	1,247,977
Automotive — 5.2%
Autoparts Holdings Ltd., First Lien Term Loan	6.500%	7/28/17	199,000	200,493
Autoparts Holdings Ltd., Second Lien Term Loan	10.500%	1/29/18	900,000	887,625
HHI Holdings LLC, New Term Loan B	7.000 - 7.500%	3/21/17	688,939	692,383
KAR Auction Services Inc., Term Loan B	5.000%	5/19/17	1,823,190	1,829,458
Metaldyne Co. LLC, New Term Loan B	5.250%	5/18/17	2,067,160	2,073,189
Schaeffler AG, Term Loan C2	—	1/27/17	850,000	854,994	(b)
Total Automotive				6,538,142
Beverage and Tobacco — 0.3%
B&G Foods Inc., Term Loan B	4.500%	11/30/18	424,624	427,278
Broadcast Radio and Television — 3.6%
Cumulus Media Inc., Term Loan	5.750%	9/17/18	903,553	907,845
Encompass Digital Media Inc., New Term Loan B	8.000%	2/9/18	225,000	225,000
LIN Television Corp., Term Loan B	5.000%	12/21/18	552,572	556,026
Mood Media Corp., Second Lien Term Loan	10.250%	10/31/18	675,000	638,719
Univision Communications Inc., Extended Term Loan	4.491%	3/31/17	678,798	630,809
Weather Channel, New Term Loan B	4.250%	2/13/17	1,509,257	1,512,803
Total Broadcast Radio and Television				4,471,202
Building and Development — 1.0%
CPG International Inc., New Term Loan B	6.000%	2/18/17	488,283	471,193
Panolam Industries International Inc., Extended First Lien Term Loan	8.250%	12/31/13	871,210	835,636
Total Building and Development				1,306,829
Business Equipment and Services — 15.2%
Affinion Group Inc., Tranche B Term Loan	5.000%	10/10/16	1,640,868	1,559,338
Altegrity Inc., Term Loan	2.992%	2/21/15	785,497	753,423
Belfor USA Group Inc., Term Loan B	4.500 - 5.250%	4/5/17	1,764,115	1,766,320
Blue Coat Systems Inc., 2nd Lien Term Loan	11.500%	8/15/18	1,300,000	1,316,250
Bright Horizons Family Solutions Inc., Term Loan B	4.250 - 6.250%	5/28/15	1,454,404	1,454,404
Dealer Computer Services Inc., New Term Loan B	3.750%	4/20/18	1,038,211	1,036,264

See Notes to Financial Statements.

2	LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Business Equipment and Services — continued
Deluxe Entertainment Services Group Inc., Term Loan	—	7/3/17	$1,000,000	$ 965,833	(b)
First Data Corp., Non-Extended Term Loan B1	2.992%	9/24/14	2,023,313	1,952,930
InfoGroup Inc., New Term Loan	5.750%	5/25/18	1,326,131	1,206,779
International Lease Finance Corp., Term Loan B	5.000%	3/17/15	715,000	721,256
Intralinks Inc., Term Loan	5.750%	6/15/14	920,815	911,607
Kronos Inc., First Lien Tranche B1 Term Loan	5.329%	6/9/17	749,888	759,261
Kronos Inc., Tranche C Term Loan	6.250%	3/22/19	838,464	848,944
Lawson Software Inc., Term Loan B	—	4/18/18	1,150,000	1,138,500	(b)
LPL Holdings Inc., New Term Loan B	—	3/22/19	543,316	543,656	(b)
SNL Financial LLC, Term Loan B	8.500%	8/17/18	1,291,875	1,304,794
Web.com Group Inc., Term Loan B	7.000%	10/27/17	750,338	745,335
Total Business Equipment and Services				18,984,894
Cable and Satellite Television — 2.5%
Bragg Communications Inc., Term Loan B	4.000%	2/28/18	800,000	798,000
Kabel Deutschland GMBH, Term Loan F	4.250%	2/1/19	1,000,000	999,583
Telesat LLC, Term Loan B	—	3/26/19	1,358,289	1,359,478	(b)
Total Cable and Satellite Television				3,157,061
Chemicals/Plastics — 6.7%
General Chemical Corp., New Term Loan	5.000 - 5.750%	10/6/15	633,790	634,741
Huish Detergents Inc., Second Lien Term Loan	4.500%	10/26/14	1,675,000	1,485,167
Kik Custom Products Inc., Canadian Term Loan	2.500%	6/2/14	91,379	84,221
Kik Custom Products Inc., First Lien Term Loan	2.500%	6/2/14	533,044	491,289
Kik Custom Products Inc., Second Lien Term Loan	5.243%	11/28/14	1,583,334	1,060,834
Momentive Specialty Chemicals Inc., Extended Term Loan C-4B	4.313%	5/5/15	779,034	770,270
Omnova Solutions Inc., Term Loan B	5.750%	5/31/17	666,267	670,431
PolyOne Corp., Term Loan	5.000%	12/20/17	207,336	208,438
Rockwood Specialties Group Inc., New Term Loan B	3.500%	2/9/18	902,953	909,809
Styron S.A.R.L LLC, New Term Loan B	6.000%	8/2/17	1,514,119	1,387,311
Tronox Inc., Term Loan B	4.250%	2/8/18	685,000	685,428
Total Chemicals/Plastics				8,387,939
Containers and Glass Products — 2.8%
Berry Plastics Corp., Term Loan C	2.242%	4/3/15	987,013	965,669
Exopack LLC, Term Loan B	—	5/31/17	850,000	851,062	(b)
Reynolds Group Holdings Inc., Tranche B Term Loan	6.500%	2/9/18	1,159,171	1,175,321
Reynolds Group Holdings Inc., Tranche C Term Loan	6.500%	8/8/18	492,147	499,004
Total Containers and Glass Products				3,491,056

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report	3

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Cosmetics/Personal Care — 0.7%
VI-Jon, Term Loan B	2.491 - 2.494%	4/24/14	$893,307	$817,376
Drugs — 5.0%
Aptalis Pharma Inc., Term Loan B	5.500%	2/10/17	1,238,416	1,239,448
Capsugel Holdings US Inc., Term Loan	5.250%	8/1/18	1,204,528	1,216,198
Catalent Pharma Solutions, Extended Term Loan B	4.241%	9/15/16	684,310	685,165
Grifols Inc., New Term Loan B	4.500%	6/1/17	1,859,845	1,860,427
Valeant Pharmaceuticals International, Add-on Term Loan B	3.750%	2/8/19	1,200,000	1,192,126
Total Drugs				6,193,364
Ecological Services and Equipment — 1.3%
Waste Industries U.S.A. Inc., Term Loan B	4.750%	3/17/17	1,595,692	1,595,692
Electronics/Electric — 8.2%
Blackboard Inc., Term Loan B	7.500%	10/4/18	935,156	932,088
Eagle Parent Inc., New Term Loan	5.000%	5/16/18	1,252,030	1,244,009
MSCI Inc., Term Loan B1	3.500 - 3.750%	3/14/17	847,934	848,464
Nxp B.V., Term Loan A2	5.500%	3/3/17	1,417,691	1,415,328
Sabre Inc., Extended Term Loan	5.991 - 6.301%	9/29/17	1,157,026	1,088,087
Sungard Data Systems Inc., Incremental Term Loan	3.741%	2/28/14	71,399	71,524
Vantiv LLC, Term Loan B	—	2/27/19	835,889	837,717	(b)
VeriFone Inc., New Term Loan B	4.250%	12/28/18	1,166,568	1,171,089
Vertafore Inc., Second Lien Term Loan	9.750%	10/27/17	800,000	801,666
Vertafore Inc., Term Loan	5.250%	7/29/16	1,826,883	1,819,271
Total Electronics/Electric				10,229,243
Financial Intermediaries — 2.3%
Moneygram International Inc., Term Loan B	4.250%	11/20/17	1,050,000	1,036,875
Springleaf Financial Funding Co., Term Loan	5.500%	5/10/17	941,577	869,193
US FT Holdco Inc., Term Loan B	7.500%	11/30/17	1,004,869	1,006,439
Total Financial Intermediaries				2,912,507
Food Products — 3.1%
Del Monte Foods Co., Term Loan	4.500%	3/8/18	1,094,728	1,093,359
Michael Foods Group Inc., Term Loan	4.250 - 5.250%	2/23/18	1,903,333	1,906,902
NPC International Inc., Term Loan B	5.250%	4/12/19	305,221	308,273
Pinnacle Foods Holdings Corp., Tranche D Term Loan	6.000%	4/2/14	604,543	605,904
Total Food Products				3,914,438
Food Service — 4.7%
Burger King Corp., New Term Loan B	4.500%	10/19/16	1,619,476	1,619,395
DineEquity Inc., New Term Loan B	4.250%	10/19/17	903,547	904,861
Dunkin’ Brands Inc., New Term Loan B2	4.000%	11/23/17	1,979,835	1,981,688

See Notes to Financial Statements.

4	LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Food Service — continued
OSI Restaurant Partners LLC, Revolver	0.294 - 4.500%	6/14/13	$36,134	$35,548
OSI Restaurant Partners LLC, Term Loan B	2.563 - 4.500%	6/14/14	365,004	359,075
Weight Watchers International Inc., Term Loan F	—	3/15/19	914,782	912,364	(b)
Total Food Service				5,812,931
Food/Drug Retailers — 2.1%
BJ’s Wholesale Club Inc., Hybrid Term Loan	5.250%	9/28/18	748,125	752,801
General Nutrition Centers Inc., New Term Loan B	4.250%	3/2/18	1,126,736	1,126,264
Roundy’s Supermarkets Inc., Term Loan B	5.750%	2/8/19	700,000	705,250
Total Food/Drug Retailers				2,584,315
Forest Products — 1.9%
Cenveo Corp., Term Loan B	6.250%	12/21/16	871,615	874,334
Clarke American Corp., Term Loan B	2.741 - 2.970%	6/30/14	1,559,679	1,454,401
Total Forest Products				2,328,735
Healthcare — 18.0%
AMN Healthcare Inc., Term Loan B	7.750%	6/23/15	1,271,559	1,265,201
Ardent Medical Services Inc., Add on Term Loan B	6.500%	9/15/15	436,670	437,762
Ardent Medical Services Inc., First Lien Term Loan	6.500%	9/15/15	1,142,982	1,145,840
Biomet Inc., Term Loan B	3.241 - 3.474%	3/25/15	1,826,907	1,809,473
CareStream Health Inc., Term Loan B	5.000%	2/25/17	2,325,927	2,285,224
CHG Companies Inc., New Term Loan B	5.500%	10/7/16	1,024,111	1,025,392
CHG Companies Inc., Second Lien Term Loan	11.250%	4/5/17	425,000	427,125
Community Health Systems Inc., Extended Term Loan	3.970 - 3.989%	1/25/17	739,118	729,706
DaVita Inc., New Term Loan B	4.500%	10/20/16	1,045,701	1,051,447
DJO Finance LLC, Extended Term Loan B2	5.241%	11/1/16	819,659	814,331
DJO Finance LLC, Term Loan B3	—	9/15/17	500,000	499,271	(b)
HCA Inc., Extended Term Loan B3	3.491%	5/1/18	2,231,309	2,190,525
Health Management Associates Inc., New Term Loan B	4.500%	11/16/18	1,349,841	1,341,270
Iasis Healthcare LLC, Term Loan	5.000%	5/3/18	1,488,722	1,491,979
Kinetic Concepts Inc., Term Loan B	7.000%	5/4/18	299,250	305,632
Kinetic Concepts Inc., Term Loan B2	6.500%	11/4/16	698,250	703,923
MedAssets Inc., New Term Loan	5.250%	11/16/16	275,890	278,045
Multiplan Inc., New Term Loan B	4.750%	8/26/17	1,368,197	1,357,080
Select Medical Corp., New Term Loan B	5.500 - 6.000%	5/25/18	1,262,711	1,234,300
Universal Health Services Inc., New Term Loan B	3.750 - 5.000%	11/15/16	1,671,822	1,672,867

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report	5

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Healthcare — continued
Vanguard Health Holding Co. II LLC, Term Loan B	5.000%	1/29/16	$379,050	$380,140
Total Healthcare				22,446,533
Home Furnishings — 0.6%
Armstrong World Industries Inc., Add on Term Loan B	—	3/13/18	298,824	298,339	(b)
Sleep Innovations Inc., Second Lien PIK Term Loan	11.500%	3/5/15	329,167	477,292
Total Home Furnishings				775,631
Hotels/Motels/Inns and Casinos — 3.1%
Ameristar Casinos Inc., Term Loan B	4.000%	4/13/18	1,863,170	1,867,488
Caesars Entertainment Corp., Term Loan	9.250%	4/25/17	240,000	209,550
Kalispel Tribal Economic Authority, Term Loan B	7.500%	2/22/17	768,485	756,958
Pinnacle Entertainment Inc., Incremental Term Loan	—	3/19/19	1,000,000	1,003,958	(b)
Total Hotels/Motels/Inns and Casinos				3,837,954
Industrial Equipment — 8.0%
Brock Holdings III Inc., New Second Lien Term Loan	10.000%	3/16/18	398,776	393,791
Brock Holdings III Inc., New Term Loan B	6.000 - 7.750%	3/16/17	471,694	471,694
Colfax Corp., Term Loan B	4.500%	1/11/19	816,592	818,637
Goodman Global Inc., First Lien Term Loan	5.750%	10/28/16	807,415	813,326
Goodman Global Inc., Second Lien Term Loan	9.000%	10/30/17	253,441	257,378
NES Rentals Holdings Inc., Second Lien Term Loan	10.000%	7/20/13	1,613,176	1,572,847
Rexnord Corp., Term Loan B	—	4/2/18	1,765,775	1,768,365	(b)
Sensata Technologies Finance Co. LLC, Term Loan	4.000%	5/11/18	1,474,724	1,475,492
TriMas Corp., New Term Loan B	4.250 - 5.250%	6/21/17	858,542	860,689
Veyance Technologies Inc., Delayed Draw Term Loan	2.750%	7/31/14	209,978	199,916
Veyance Technologies Inc., Initial Term Loan	2.750%	7/31/14	1,466,009	1,395,762
Total Industrial Equipment				10,027,897
Insurance — 1.8%
Asurion Corp., New First Lien Term Loan	5.500%	5/24/18	741,705	735,585
Asurion Corp., New Second Lien Term Loan	9.000%	5/24/19	1,435,000	1,456,884
Total Insurance				2,192,469
Leisure — 4.4%
Carmike Cinemas Inc., Term Loan B	5.500%	1/27/16	1,229,414	1,236,484
Cedar Fair L.P., New Term Loan B	4.000%	12/15/17	710,971	713,664
CKX Inc., Term Loan B	9.000%	6/21/17	300,000	252,000
Lodgenet Entertainment Corp., Term Loan	6.500%	4/4/14	1,157,095	1,117,560

See Notes to Financial Statements.

6	LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Leisure — continued
SeaWorld Parks & Entertainment Inc., Incremental Term Loan	—	8/17/17	$407,487	$407,613	(b)
Zuffa, Incremental Term Loan	7.500%	6/19/15	367,196	367,884
Zuffa, Term Loan B	2.250%	6/19/15	1,487,634	1,449,204
Total Leisure				5,544,409
Nonferrous Metals/Materials — 1.9%
JMC Steel Group Inc., Term Loan	4.750%	4/3/14	1,607,703	1,611,722
Walter Energy Inc., Term Loan B	4.000%	4/2/18	789,796	787,542
Total Nonferrous Metals/Materials				2,399,264
Oil & Gas — 5.8%
Alon USA Energy Inc., Edgington Term Loan	2.494%	8/2/13	306,341	305,958
Alon USA Energy Inc., Paramount Term Loan	2.494%	8/2/13	2,450,756	2,447,692
Energy Transfer Equity LP, New Term Loan B	—	3/21/17	312,406	306,874	(b)
Gibson Energy, Term Loan B	5.750%	6/17/18	1,488,750	1,499,543
Hercules Offshore LLC, Term Loan B	7.500%	7/11/13	1,055,063	1,054,972
Western Refining Inc., New Term Loan B	7.500%	3/15/17	1,624,582	1,646,514
Total Oil & Gas				7,261,553
Property & Real Estate — 0.2%
Istar Financial Inc., Add on Term Loan A1	—	3/15/16	91,685	90,462	(b)
Istar Financial Inc., Add on Term Loan A2	—	3/15/17	179,973	180,424	(b)
Total Property & Real Estate				270,886
Publishing — 3.4%
ACCO Brands Corp., New Term Loan B	—	3/8/19	475,401	476,292	(b)
EMI Music Publishing Ltd., Term Loan B	—	11/14/17	950,802	956,863	(b)
Getty Images Inc., Term Loan	5.250%	11/7/16	1,128,642	1,135,696
Lamar Media Corp., Term Loan B	4.000%	12/30/16	930,531	934,021
Quad/Graphics Inc., New Term Loan B	4.000%	7/26/18	751,465	750,056
Total Publishing				4,252,928
Retailers — 9.2%
99 Cents Only Stores, Term Loan B	7.750%	1/11/19	1,085,876	1,107,933
Bass Pro Group LLC, Term Loan	5.25 - 6.250%	6/13/17	1,525,603	1,529,416
CDW LLC, Term Loan	3.742%	10/10/14	1,273,483	1,272,023
J Crew Group Inc., New Term Loan B	4.750%	3/7/18	602,254	592,952
Lord & Taylor Ltd., Term Loan B	5.750%	1/11/19	1,000,000	1,007,083
Michaels Stores Inc., Extended Term Loan B3	5.000 - 5.125%	7/29/16	1,519,350	1,518,823
Neiman Marcus Group Inc., Extended Term Loan	4.750%	5/10/17	1,570,000	1,569,019
Petco Animal Supplies Inc., New Term Loan	4.500%	11/24/17	1,470,000	1,469,843
Toys ‘R’ Us-Delaware Inc., Incremental Term Loan B2	5.250%	5/25/18	1,488,750	1,483,167
Total Retailers				11,550,259

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report	7

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Steel — 1.3%
SunCoke Energy Inc., Term Loan B	4.000 - 5.250%	7/26/18	$1,124,929	$ 1,124,929
Tube City IMS Corp., Term Loan	—	3/20/19	475,401	474,213	(b)
Total Steel				1,599,142
Telecommunications/Cellular Communications — 5.6%
Alaska Communications Systems Holdings Inc., Term Loan B	5.500%	10/21/16	1,134,043	1,050,880
CommScope Inc., New Term Loan	4.250%	1/12/18	307,399	308,018
Entercom Radio LLC, Term Loan B	6.250 - 7.250%	11/23/18	781,306	790,096
Intelsat Jackson Holdings S.A., Tranche B Term Loan	5.250%	4/2/18	1,486,263	1,495,818
MetroPCS Wireless Inc., Tranche B2	4.071%	11/3/16	1,722,384	1,714,080
MetroPCS Wireless Inc., Incremental Term Loan B3	4.000%	3/16/18	283,533	281,974
NeuStar Inc., Term Loan B	5.000%	11/8/18	586,797	589,731
nTelos Inc., New Term Loan B	4.000%	8/7/15	796,526	795,530
Total Telecommunications/Cellular Communications				7,026,127
Transportation — 1.2%
Emergency Medical Services Corp., Term Loan	5.250%	5/25/18	1,488,722	1,492,071
Utilities — 2.0%
Calpine Corp., New Term Loan	4.500%	4/2/18	779,914	777,696
Covanta Energy Corp., New Term Loan	—	3/23/19	475,401	478,372	(b)
TPF Generation Holdings LLC, Second Lien Term Loan C	4.491 - 4.720%	12/15/14	830,000	807,175
TPF Generation Holdings LLC, Synthetic Letter of Credit	2.100%	12/15/13	154,214	153,732
TPF Generation Holdings LLC, Term Loan B	2.241%	12/15/13	219,561	218,875
Total Utilities				2,435,850
Total Collateralized Senior Loans (Cost — $169,260,684)				170,191,218
Uncollateralized Senior Loans (a) — 1.1%
Clothing/Textiles — 1.1%
Levi Strauss & Co., Term Loan (Cost — $1,177,839)	2.491%	3/9/14	1,398,319	1,370,353
Corporate Bonds & Notes — 10.9%
Consumer Discretionary — 1.7%
Media — 1.7%
Cequel Communications Holdings I LLC and Cequel Capital Corp., Senior Notes	8.625%	11/15/17	1,000,000	1,078,750	(c)
National CineMedia LLC, Senior Notes	7.875%	7/15/21	1,000,000	1,070,000
Total Consumer Discretionary				2,148,750
Energy — 2.1%
Energy Equipment & Services — 1.1%
Geokinetics Holdings USA Inc.	9.750%	12/15/14	1,750,000	1,325,625

See Notes to Financial Statements.

8	LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2012

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — 1.0%
Stallion Oilfield Holdings Ltd., Senior Secured Notes	10.500%	2/15/15	$799,000	$864,918
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	7.875%	10/15/18	392,000	421,400
Total Oil, Gas & Consumable Fuels				1,286,318
Total Energy				2,611,943
Health Care — 1.6%
Health Care Providers & Services — 0.7%
Select Medical Holdings Corp., Senior Notes	6.494%	9/15/15	1,000,000	900,000	(d)
Pharmaceuticals — 0.9%
Catalent Pharma Solutions Inc., Senior Notes	9.500%	4/15/15	1,000,000	1,032,500	(d)
Total Health Care				1,932,500
Industrials — 1.6%
Commercial Services & Supplies — 0.7%
Cenveo Corp., Secured Notes	8.875%	2/1/18	960,000	916,800
Machinery — 0.9%
Briggs & Stratton Corp.	6.875%	12/15/20	1,050,000	1,086,750
Total Industrials				2,003,550
Materials — 0.9%
Chemicals — 0.1%
Omnova Solutions Inc., Senior Notes	7.875%	11/1/18	188,000	180,950	(c)
Containers & Packaging — 0.8%
Berry Plastics Corp.	4.349%	4/3/15	1,000,000	975,000	(d)
Total Materials				1,155,950
Telecommunication Services — 1.8%
Diversified Telecommunication Services — 1.8%
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	500,000	526,875
Qwest Corp., Senior Notes	3.724%	6/15/13	1,659,000	1,686,612	(d)
Total Telecommunication Services				2,213,487
Utilities — 1.2%
Independent Power Producers & Energy Traders — 1.2%
NRG Energy Inc., Senior Notes	7.625%	1/15/18	1,500,000	1,511,250
Total Corporate Bonds & Notes (Cost — $13,606,982)				13,577,430

			Shares
Common Stocks — 0.7%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Mark IV LLC — Class A Shares			4,912	174,376	*(e)

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report	9

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Shares	Value
Textiles, Apparel & Luxury Goods — 0.0%
Comfort Co. Inc.			3,664	$0	*(e)(f)(g)
Total Consumer Discretionary				174,376
Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
SemGroup Corp., Class A Shares			24,938	726,693	*
Total Common Stocks (Cost — $687,306)				901,069
Total Investments Before Short-Term Investments (Cost — $184,732,811)				186,040,070

			Face Amount
Short-Term Investments — 10.5%
U.S. Government Agencies — 10.5%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $13,176,000)	0.001%	4/2/12	$13,176,000	13,176,000	(h)
Total Investments — 159.4% (Cost — $197,908,811#)				199,216,070
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (28.0%)				(35,000,000)
Liabilities in Excess of Other Assets — (31.4)%				(39,244,530)
TOTAL NET ASSETS — 100.0%				$124,971,540

*    Non-income producing security.

(a)     Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(b)    All or a portion of this loan is unfunded as of March 31, 2012. The interest rate for fully unfunded term loans is to be determined.

(c)     Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)    Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)     Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)      Value is less than $1.

(g)    Illiquid security.

(h)    Rate shown represents yield-to-maturity.

#    Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
Second Lien	— Subordinate Lien to First Lien
Term	— Term loan typically with a First Lien on specified assets

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2012

Assets:
Investments, at value (Cost — $197,908,811)	$199,216,070
Receivable for securities sold	7,029,392
Interest receivable	903,054
Principal paydown receivable	244,541
Prepaid expenses	24,895
Total Assets	207,417,952

Liabilities:
Loan payable (Note 5)	30,500,000
Payable for securities purchased	16,583,254
Investment management fee payable	128,738
Due to custodian	115,092
Interest payable	30,098
Distributions payable to auction rate cumulative preferred stockholders	4,566
Directors’ fees payable	1,474
Accrued expenses	83,190
Total Liabilities	47,446,412
Series A and B Auction Rate Cumulative Preferred Stock (700 shares authorized and issued at $25,000 per share for each series) (Note 7)	35,000,000
Total Net Assets	$124,971,540

Net Assets:
Par value ($0.001 par value; 9,918,305 shares issued and outstanding; 50,000,000 common shares authorized)	$ 9,918
Paid-in capital in excess of par value	146,398,162
Undistributed net investment income	2,842,285
Accumulated net realized loss on investments	(25,586,084)
Net unrealized appreciation on investments	1,307,259
Total Net Assets	$124,971,540

Shares Outstanding	9,918,305

Net Asset Value	$12.60

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended March 31, 2012

Investment Income:
Interest	$ 5,469,704

Expenses:
Investment management fee (Note 2)	746,065
Interest expense (Note 5)	190,196
Excise tax (Note 1)	67,042
Audit and tax	60,960
Shareholder reports	17,818
Transfer agent fees	13,261
Legal fees	13,148
Directors’ fees	12,329
Stock exchange listing fees	10,220
Commitment fees (Note 5)	9,913
Auction participation fees (Note 7)	8,876
Auction agent fees	7,833
Fund accounting fees	6,230
Custody fees	4,682
Rating agency fees	3,954
Insurance	1,993
Miscellaneous expenses	1,855
Total Expenses	1,176,375
Net Investment Income	4,293,329

Realized and Unrealized Gain (Loss) on Investments (Note 1 and 3):
Net Realized Gain from Investment Transactions	133,136
Change in Net Unrealized Appreciation (Depreciation) from Investments	7,990,203
Net Gain on Investments	8,123,339
Distributions Paid to Auction Rate Cumulative Preferred Stockholders from Net Investment Income (Notes 1 and 7)	(25,200)
Increase in Net Assets From Operations	$12,391,468

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report

Statements of changes in net assets

For the six months ended March 31, 2012 (unaudited) and the year ended September 30, 2011	2012	2011

Operations:
Net investment income	$ 4,293,329	$ 7,821,923
Net realized gain	133,136	1,158,366
Change in net unrealized appreciation (depreciation)	7,990,203	(4,770,715)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(25,200)	(86,199)
Increase in Net Assets From Operations	12,391,468	4,123,375

Distributions to Shareholders From (Note 1):
Net investment income	(3,679,691)	(6,607,534)
Decrease in Net Assets From Distributions to Shareholders	(3,679,691)	(6,607,534)

Fund Share Transactions:
Proceeds from shares issued on reinvestment of distributions (0 and 7,491 shares issued, respectively)	—	94,255
Increase in Net Assets From Fund Share Transactions	—	94,255
Increase (Decrease) in Net Assets	8,711,777	(2,389,904)

Net Assets:
Beginning of period	116,259,763	118,649,667
End of period*	$124,971,540	$116,259,763
* Includes undistributed net investment income of:	$2,842,285	$2,253,847

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report	13

Statement of cash flows

For the Six Months Ended March 31, 2012

Increase (Decrease) in Cash: Cash Provided from Operating Activities:
Net increase in net assets resulting from operations	$12,416,668
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of portfolio securities	(58,811,966)
Proceeds from sales of portfolio securities	58,399,592
Net purchases, sales and maturities of short-term investments	(8,537,865)
Net amortization (accretion) of discount and premium	(392,217)
Increase in receivable for securities sold	(6,508,772)
Decrease in interest receivable	153,442
Decrease in prepaid expenses	2,724
Increase in principal paydown receivable	(23,008)
Increase in payable for securities purchased	13,599,533
Increase in investment management fee payable	8,959
Decrease in Directors’ fee payable	(203)
Decrease in interest payable	(57,466)
Decrease in accrued expenses	(74,293)
Net realized gain on investments	(133,136)
Change in unrealized appreciation of investments	(7,990,203)
Net cash provided by operating activities	2,051,789

Cash Flows From Financing Activities:
Distributions paid on common stock	(3,679,691)
Distributions paid on auction rate cumulative preferred stock	(27,112)
Due to custodian	115,092
Net cash used in financing activities	(3,591,711)
Net decrease in cash	(1,539,922)
Cash at beginning of year	1,539,922
Cash at end of year	—

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$257,575

See Notes to Financial Statements.

14	LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2012[1]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$11.72	$11.97	$11.23	$11.11	$13.48	$14.25

Income (loss) from operations:
Net investment income	0.43	0.80	0.59	0.61	1.16	1.51
Net realized and unrealized gain (loss)	0.82	(0.37)	0.69	0.11	(2.31)	(0.72)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.00) [2]	(0.01)	(0.01)	(0.04)	(0.38)	(0.47)
Total income (loss) from operations	1.25	0.42	1.27	0.68	(1.53)	0.32

Less distributions from:
Net investment income	(0.37)	(0.67)	(0.53)	(0.56)	(0.84)	(1.09)
Total distributions	(0.37)	(0.67)	(0.53)	(0.56)	(0.84)	(1.09)

Net asset value, end of period	$12.60	$11.72	$11.97	$11.23	$11.11	$13.48

Market price, end of period	$11.90	$10.69	$11.14	$9.72	$8.15	$12.65
Total return, based on NAV[3,4]	10.97%	3.54%	11.92%	9.15%	(11.07)%	2.43%
Total return, based on Market Price[5]	14.98%	1.48%	20.34%	28.79%	(30.48)%	2.00%

Net assets, end of period (millions)	$125	$116	$119	$111	$110	$134

Ratios to average net assets[6]:
Gross expenses	1.94%[7]	1.92%	2.03%	2.92%	2.13%	2.63%[8]
Net expenses[9]	1.94 [7]	1.92	2.03	2.92	2.12	2.55 [8,10]
Net investment income	7.10 [7]	6.39	5.17	6.73	9.33	10.67

Portfolio turnover rate	32%	98%	61%	27%	29%	77%

Auction rate cumulative preferred stock:
Total amount outstanding (000s)	$35,000	$35,000	$35,000	$35,000	$35,000	$85,000
Asset coverage per share	72,699	69,374	74,029	70,986	57,378	64,279
Involuntary liquidating preference per share[11]	25,000	25,000	25,000	25,000	25,000	25,000

Supplemental data:
Loans outstanding, end of period (000s)	$30,500	$30,500	$25,500	$25,500	$50,000	$5,000
Asset coverage for loan outstanding	624%	596%	703%	673%	390%	4471%
Weighted average loan (000s)	$30,500	$28,336	$25,500	$31,287	$6,172	$15,685
Weighted average interest rate on loans	1.23%	1.31%	1.61%	1.98%	4.67%	6.07%

1     For the six months ended March 31, 2012 (unaudited).

2     Amount represents less than $0.005 per share.

3     Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report	15

reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4     The total return calculation assumes that distributions are invested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5     The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6     Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

7     Annualized.

8     Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios including interest expense would have been 2.49% and 2.48%, respectively, and gross and net expenses excluding interest expense would both have been 1.81%.

9     The impact of compensating balance arrangements, if any, was less than 0.01%.

10  Reflects fee waivers and/or expense reimbursements.

11  Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

16	LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information

LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report	17

for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

18	LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized senior loans	—	$171,166,218	—	$171,166,218
Uncollateralized senior loans	—	1,370,353	—	1,370,353
Corporate bonds & notes	—	12,602,430	—	12,602,430
Common stocks:
Consumer discretionary	—	—	$174,376	174,376
Energy	$726,693	—	—	726,693
Total long-term investments	$726,693	$185,139,001	$174,376	$186,040,070
Short-term investments†	—	13,176,000	—	13,176,000
Total investments	$726,693	$198,315,001	$174,376	$199,216,070

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stocks Consumer Discretionary
Balance as of September 30, 2011	$216,128
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	(41,752)
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of March 31, 2012	$174,376
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012[1]	$(41,752)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1     This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and

LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report	19

accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(d) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(f) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(g) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement.

20	LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceeds the distributions from such taxable income and realized gains for the calendar year. The Fund paid $98,794 of Federal excise taxes attributable to calendar year 2011 in March 2012 and estimates it will pay approximately $95,000 of Federal excise tax attributable to calendar year 2012. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager and Citigroup Alternative Investments LLC (“CAI”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and CAI is a wholly-owned subsidiary of Citigroup, Inc. (“Citigroup”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage.

LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report	21

LMPFA has delegated to CAI the day-to-day portfolio management of the Fund. For its services, LMPFA pays CAI a fee of 0.50% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage. These fees are calculated daily and paid monthly.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$58,811,966
Sales	58,399,592

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 3,091,386
Gross unrealized depreciation	(1,784,127)
Net unrealized appreciation	$ 1,307,259

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended March 31, 2012, the Fund did not invest in any derivative instruments.

5. Line of credit

The Fund has a revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $50 million. Unless renewed, this agreement terminates on December 12, 2012. For the period October 1, 2010 through December 14, 2010, the Fund paid a quarterly facility fee at an annual rate of 0.15% on the unutilized portion of the facility. Effective December 15, 2010, the Fund pays a quarterly facility fee at an annual rate of 0.10% on the unutilized portion of the facility. The interest on the loan is calculated at a variable rate based on LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the

22	LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

six months ended March 31, 2012 was $190,196. For the six months ended March 31, 2012, the Fund incurred commitment fees of $9,913. For the six months ended March 31, 2012 the Fund had an average daily loan balance outstanding of $30.5 million and the weighted average interest rate was 1.23%. At March 31, 2012, the Fund had $30.5 million of borrowings outstanding per this credit agreement.

6. Distributions subsequent to March 31, 2012

On February 10, 2012, the Fund’s Board of Directors (the “Board”) declared two distributions, each in the amount of $0.0640 per share, payable on March 30, 2012 and April 27, 2012 to common stock shareholders of record on March 23, 2012 and April 20, 2012. On April 16, 2012, the Board declared a distribution in the amount of $0.0695 per share, payable on May 25, 2012 to common stock shareholders of record on May 18, 2012. The April and May record date distributions were made subsequent to the period end of this report.

On May 11, 2012, the Board declared a distribution in the amount of $0.0695 per share, payable on June 29, 2012 to common stock shareholders of record on June 22, 2012.

7. Auction Rate Cumulative Preferred Stock

As of March 31, 2012, the Fund has 1,400 outstanding shares of ARCPS (combining both Series “A” and “B”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.045% to 0.452% during the six months ended March 31, 2012. At March 31, 2012, the dividend rates in effect were as follows:

	Series A	Series B
Dividend Rates	0.452%	0.150%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of the shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to

LMP Corporate Loan Fund Inc. 2012 Semi-Annual Report	23

redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 12, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended March 31, 2012, CGM earned $8,876 as a participating broker/dealer.

8. Capital loss carryforward

As of September 30, 2011, the Fund had a net capital loss carryforward of approximately $25,621,751, of which $5,010,233 expires in 2012, $75,268 expires in 2013, $106,488 expires in 2014, $42,357 expires in 2015, $909,268 expires in 2016, $6,912,033 expires in 2017 and $12,566,104 expires in 2018. These amounts will be available to offset any future taxable capital gains.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

24	LMP Corporate Loan Fund Inc.

Board approval of management and subadvisory agreements

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of LMP Corporate Loan Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and the Fund’s sub-adviser, Citigroup Alternative Investments LLC (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2011, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub- Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser.

LMP Corporate Loan Fund Inc.	25

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and the Sub-Adviser and the financial resources available to the corporate parent of the Manager, Legg Mason, Inc. (“Legg Mason”), to support its activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.

26	LMP Corporate Loan Fund Inc.

Board approval of management and subadvisory agreements (cont’d)

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged loan participation closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper. The Performance Universe ranged from three to twenty-nine funds for the 1-, 3-, 5- and 10-year periods ended June 30, 2011.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2011 was in the second quintile of the funds in the Performance Universe for such period and, in each case, was better than the median performance for the Performance Universe funds. In these rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among funds in the Performance Universe. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and the Sub-Advisory Agreement for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser. The Board noted that the Sub-Advisory Fee payable to the Sub-Adviser is paid by the Manager, not the

LMP Corporate Loan Fund Inc.	27

Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and eight other loan participation closed-end funds, as classified by Lipper. Net common share assets of the seven funds in the Expense Group ranged from the Fund’s $115.5 million to $835.9 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the contractual Management Fee was ranked second among the funds in the Expense Group. On the basis of common assets only, the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) and the Fund’s actual total expenses each was ranked fifth among the funds in the Expense Group and also were at the Expense Group median for that expense component. The Lipper Expense Information also showed that, on the basis of both common and leveraged assets, the Fund’s actual Management Fee was ranked first (i.e., lowest) among the funds in the Expense Group and that the Fund’s total actual expenses were ranked second among the Expense Group funds and were better (i.e., lower) than the median of the Expense Group for that expense component. The Board considered that the small number of funds in the Expense Group and the varying size of the Expense Group funds made meaningful comparisons difficult, especially since all of the other Expense Group funds were larger than the Fund.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such

28	LMP Corporate Loan Fund Inc.

Board approval of management and subadvisory agreements (cont’d)

information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2011 and March 31, 2010. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 1 percent over the period covered by the analysis, but remained at a level which was not considered excessive by the Board in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund by the Manager and the Sub-Adviser.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

LMP Corporate Loan Fund Inc.	29

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

30	LMP Corporate Loan Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Corporate Loan Fund Inc. was held on January 27, 2012, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Common Shares Voted for Election	Common Shares Withheld	Preferred Shares Voted for Election	Preferred Shares Withheld
Paolo M. Cucchi	N/A	N/A	1,365	2
William R. Hutchinson	8,725,757	236,794	1,365	2
Jeswald W. Salacuse	8,727,000	235,551	1,365	2

At March 31,2012, in addition to Paolo M. Cucchi, William R. Hutchinson and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
R. Jay Gerken
Riordan Roett

LMP Corporate Loan Fund Inc.	31

Dividend reinvestment plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the “Plan”), shareholders whose common stock (“Common Stock”) is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with

32	LMP Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

LMP Corporate Loan Fund Inc.	33

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-888-888-0151.

LMP

Corporate Loan Fund Inc.

Directors	LMP Corporate Loan Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund	Simpson Thacher & Bartlett LLP
William R. Hutchinson	Advisor, LLC	425 Lexington Avenue
Riordan Roett		New York, NY 10017-3909
Jeswald W. Salacuse	Subadviser
	Citigroup Alternative	New York Stock Exchange Symbol
Officers	Investments LLC	TLI
R. Jay Gerken
President and	Auction agent
Chief Executive Officer	Deutsche Bank
Richard F. Sennett	60 Wall Street
Principal Financial Officer	New York, NY 10005
Ted P. Becker
Chief Compliance Officer	Custodian
Vanessa A. Williams	State Street Bank and Trust Company
Identity Theft	1 Lincoln Street
Prevention Officer	Boston, MA 02111
Robert I. Frenkel
Secretary and	Transfer agent
Chief Legal Officer	American Stock Transfer & Trust Company
Thomas C. Mandia	59 Maiden Lane
Assistant Secretary	New York, NY 10038
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

LMP Corporate Loan Fund Inc.

LMP Corporate Loan Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

FD01642 5/12 SR12-1639

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
LMP Corporate Loan Fund Inc.

Date:	May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
LMP Corporate Loan Fund Inc.

Date:	May 23, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
LMP Corporate Loan Fund Inc.

Date:	May 23, 2012